UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA  22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA  22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Cassandra W. Borchers

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

ANNUAL REPORT JUNE 30, 2023

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadasset.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

AZZAD ETHICAL FUND

SHAREHOLDER LETTER

JUNE 30, 2023 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed please find your copy of the Azzad Funds annual report, in which you can read a review of your investments for the 12-month period ended June 30, 2023.

Equities were higher in the second half of the period, continuing the trend established in the fourth quarter of 2022. Talk of recession in the U.S. began to moderate, as the market seemed to price in a shallow, short soft-landing recessionary environment. While inflation has moderated, as of this writing there are still signs of stubbornness in employment that the Federal Reserve has been unable to break with its unprecedented rate hike cycle. Interestingly, we are seeing some parts of the economy weather the earnings recession, and they appear to be coming out the other side. Additionally, the onslaught of AI applications adds incremental positive forces to the outlook for stocks.

In fixed income markets, inflation pressures and the war in Ukraine were the persistent factors driving sentiment during the period. This pressure was exacerbated in the first quarter by spread widening in all risk assets as well as sharply deteriorating global equity markets on concerns of a policy induced global recession and energy crisis in. Profit spreads continued to tighten against rising yields as the fiscal year concluded.

Given the macroeconomic backdrop, including the Federal Reserve outlook, our portfolio managers remain cautious, though optimistic, in their view that the economy may achieve the much sought after “soft landing” in the United States, allowing for manageable inflation and steady employment.

Given the macroeconomic backdrop, including the Federal Reserve outlook, our portfolio managers remain cautious, though optimistic, in their view that the economy may achieve the much sought after “soft landing” in the United States, allowing for manageable inflation and steady employment.

On May 31, 2023, the Advisor concluded an asset sale transaction under which existing non-employee owners sold their shares of the company to key employees of Azzad. This transaction does not affect the investment management of client accounts. Azzad’s entire professional staff and operations remain unchanged. As a 100% employee-owned company, we believe this transition is in our clients’ and shareholders’ best interests and we look forward to this new chapter in our company’s life.

Thank you for your continued trust and investment.

Sincerely,

Joshua Brockwell, CSRIC™
Investment Communications Director

Annual Report | 1

AZZAD ETHICAL FUND

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

The Azzad Ethical Fund (“Ethical Fund”) returned 26.66% for the twelve-month period from 7/1/2022 to 6/30/2023, outperforming the Russell MidCap® Growth Index, which returned 23.13%.

For the 12-month period ended June 30, 2023, the Ethical Fund outperformed its benchmark, the Russell Midcap® Growth Index. With the litany of uncertainties presented in the macroeconomic environment, Fund sub-advisor Delaware Investments Fund Advisors (“DIFA”) remains vigilant in their fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that they believe can grow throughout a market and economic cycle.

IT remained the largest sector allocation in the Fund and the largest sector overweight to the index. A Fund overweight in the outperforming sector was the largest contributor to relative outperformance. Top contributors included DexCom, CoStar Group, Cadence Design Systems, Trade Desk, and Arista Networks Inc. Arista develops, markets, and sells cloud networking solutions as well as switching and routing platforms and related network applications. DIFA had reduced its position throughout the period on concerns of difficult multi-year comparison driven by its notable strength from its cloud titan customer base and less attractive valuation due to the stock’s appreciation. Then, artificial intelligence (AI) chatbot ChatGPT and the broader AI theme gained traction in early 2023 after the launch in November 2022, and the total addressable market for cloud computing, and therefore spending, increased dramatically, providing another significant leg up in valuation for the stock. Cadence Design Systems, another top 5 performance, is an additional name that benefited from surging interest in AI during the period.

Healthcare, the second-largest sector allocation in the Fund and an overweight to the benchmark, provided positive relative performance. Stock selection was the primary driver here. DexCom Inc. is a medical device manufacturer that designs, develops, and sells continuous glucose monitoring (CGM) systems. DIFA has a strong conviction in not only in the devices and software that the company brings to market, but also in the strength of its management to execute going forward as competitors enter the market. DIFA maintained the Fund’s position in Dexcom during the period.

CoStar experienced strong outperformance versus the index in the second half of 2022, only to pull back in the first quarter of 2023, when the company guided well below consensus expectations due to the investments it is making to expand its revenue model into the residential real estate market with the launch of Homes.com. The expected roll out is mid-year. DIFA believes strongly that management can navigate into the residential real estate market with the same, if not better, success than its launch of Apartments.com, which in the fourth quarter of 2022 announced net new bookings growth of more than 170% year over year.

Annual Report | 2

AZZAD ETHICAL FUND

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

Consumer discretionary was one of the largest relative detractors from performance during the period, driven primarily by off-benchmark holding Foot Locker Inc. DIFA began building a position in Foot Locker in the first quarter of 2023, after Mary Dillon was hired as the new CEO. They have experience with her work as she was the previous CEO of Ulta Beauty. DIFA believes this is a positive change for Foot Locker and anticipates that the new CEO will evolve the business into a nimbler, omnichannel athletic footwear retailer.

Atlassian, another detractor for the period, was sold earlier in the year. The cloud-based collaboration software specialist faces headwinds as tech sector valuations have come under more scrutiny in light of the AI boom.

No exposure to the underperforming energy and utilities sectors contributed to relative outperformance while the Fund’s cash position detracted.

Azzad Wise Capital Fund (WISEX)

The Azzad Wise Capital Fund (“Wise Fund”) returned 2.99% for the 12-month period ending 6/30/2023, outperforming its benchmark, the BofAML U.S. Corp. & Govt. 1-3 Yr. Index, which returned 0.52%.

According to sub-advisor Federated Hermes Investment Management Company (“Federated Hermes”), EM (“Emerging Markets”) and GCC (“Gulf Cooperation Council”) markets (especially sukuk) fared better than the broader market at the beginning of the period. Support came from strength in commodity prices, improving government balance sheets, better sovereign credit profiles and prices, and limited exposure to the Ukraine conflict. Investors began taking a more discerning approach to EM fixed income strategy with a bias for short-dated high-grade credit (such as Aramco, KSA and ADGB) or very selective high yield risk, such as Egypt. While the Wise Fund was not immune to the broader moves in fixed income, Federated Hermes reports that its overall lower duration and allocation to Islamic bank deposits and Islamic trade finance, where profit rates automatically adjust for underlying movements in rates, performed well during the quarter. Top performing holdings during the year included 3-, 6- and 9-month Islamic deposits in Arab Bank Corporation, Qatari National Bank, and Gulf International Bank, as well as Islamic trade finance loans in Egypt. In addition, higher-yielding, shorter-dated sovereign sukuk such as Bahrain and Oman performed well. Detracting from performance were longer-dated, duration-sensitive sukuk as well as selected shorter duration higher-beta sukuk like those from Pakistan and Sharjah.

The Fund itself saw a resumption of positive returns in the fall, with strong performance from higher beta issuers like Pakistan (the hardest hit sovereign issuer in the preceding 9 months), Bahrain, Sharjah and Oman. However, longer-dated, higher-quality sukuk also outperformed the index, such as Aramco 2031s and Saudi Telecom Co. 2029s. Higher-quality, lower-dated sukuk underperformed the index, but still posted positive returns.

Annual Report | 3

AZZAD ETHICAL FUND

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

According to Federated Hermes, January through roughly the middle of February saw solid performance across global fixed income markets with moderate spread tightening in EM and high yield. Spreads began to give back gains in the second half of February as news of troubles at Silicon Valley Bank, a large regional lender in northern California, heavily levered to the technology sector, began to emerge. The banking turmoil of the last three weeks in March also led to a sharp widening in credit spreads. This sell-off, driven largely by the Credit Suisse collapse, saw financials bearing the brunt in both Europe and the U.S., with the financial-industrial spread hitting its widest level since the European sovereign crisis. The markets panic led to a strong reversal in Treasury yields, sending the U.S. 10-Year yield through 3.5% at quarter’s end. Despite the noise regarding Credit Suisse and subordinated financial debt, GCC banks were left relatively unscathed. High oil prices and the presence of strong sovereign support provided a backstop for the region. Looking at the sukuk portfolio, almost all holdings saw positive returns through the quarter, although it was difficult to maintain pace with the strong rally in U.S. Treasuries as the flight to quality drove yields close to year-to-date lows.

Supported by improved risk sentiment that included the passage of legislation to suspend the debt ceiling, profit spreads continued to tighten into the end of the fourth quarter against rising yields. The June FOMC minutes confirmed that most policymakers supported the decision to keep rates steady. Higher-beta areas of fixed income saw consistent outperformance over high-quality assets through the quarter, while financials continued their steady recovery from the Silicon Valley Bank crisis. Macro-developments in the GCC were mixed in the quarter, with OPEC+ curbs mechanically pushing growth lower, but inflation pressure remained contained. Brent crude oil moved to a less comfortable position and closer to the average GCC fiscal breakeven price. GCC trade balances moderated in-line with this decrease but remained supportive to current accounts.

Given this macro backdrop and the current rate environment, the Fund saw strong performance from its corporate sukuk and trade finance positions, while higher-quality sovereign and very high-quality corporate sukuk lagged into year’s end.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of June 30, 2023. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at azzadasset.com or by calling 888.350.3369. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

Annual Report | 4

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2023 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2023

	Azzad Ethical Fund	Russell MidCap Growth Index
Six Months	20.58%	15.94%
1 Year	26.66%	23.13%
3 Year	8.34%	7.63%
5 Year	9.57%	9.72%
10 Year	9.94%	11.53%
Since Inception (1)	6.69%	10.22%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Ethical Fund distributions or the redemption of Ethical Fund shares.  Current performance of the Ethical Fund may be lower or higher than the performance quoted.  The Ethical Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, were 1.12% for the Ethical Fund per the prospectus that was filed on November 1, 2022.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 6/30/2013 and the value of the account on 6/30/2023. Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 5

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2023 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2023
	Azzad Wise Capital Fund	ICE BofAML US Corp&Govt 1-3 Yr Index
Six Months	2.17%	1.14%
1 Year	2.99%	0.52%
3 Year	1.25%	-0.87%
5 Year	1.92%	1.14%
10 Year	1.82%	1.00%
Since Inception (1)	1.83%	1.15%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Wise Fund distributions or the redemption of Wise Fund shares.  Current performance of the Wise Fund may be lower or higher than the performance quoted.  The Wise Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, were 0.98% for the Wise Fund per the prospectus that was filed on November 1, 2022.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 6/30/2013 and the value of the account on 6/30/2023.  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 6

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology, 40.37%
Basic Materials, 1.27%
Communication Services, 3.02%
Consumer Cyclical, 11.90%
Consumer Defensive, 1.41%
Financial Services, 0.95%
Healthcare, 18.91%
Industrials, 17.55%
Real Estate, 4.62%

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology, 38.96%
Other Assets Less Liabilities, 3.50%
Basic Materials, 1.23%
Communication Services, 2.91%
Consumer Cyclical, 11.48%
Consumer Defensive, 1.36%
Financial Services, 0.92%
Healthcare, 18.25%
Industrials, 16.93%
Real Estate, 4.46%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

* See Note 7 for additional disclosures.

Annual Report | 7

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Real Estate Investment Trusts, 0.12%
Bonds (Sukuk), 65.55%
Common Stocks, 7.56%
Bank Time Deposits, 24.03%
Trade Finance Agreements, 2.74%

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of net assets.

Real Estate Investment Trusts, 0.12%
Bonds (Sukuk), 62.90%
Common Stocks, 7.25%
Other Assets Less Liabilities, 4.04%
Bank Time Deposits, 23.06%
Trade Finance Agreements, 2.63%

Portfolio allocations are subject to change.

Annual Report | 8

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2023

Shares		Fair Value

COMMON STOCKS - 96.50%

Aircraft & Parts - 2.00%
19,545	HEICO Corp. Class A	$ 2,748,027

Apparel & Other Finished Products of Fabrics & Similar Material - 2.13%
84,541	Levi Strauss & Co. Class A	1,219,927
4,521	Lululemon Athletica, Inc. (Canada) *	1,711,198
		2,931,125
Biological Products (No Diagnostic Substances) - 2.94%
19,370	Bio-Techne Corp.	1,581,173
11,697	Repligen Corp. *	1,654,658
4,191	Seagen, Inc. *	806,600
		4,042,431
Computer Communications Equipment - 2.08%
17,676	Arista Networks, Inc. *	2,864,573

Dental Equipment & Supplies - 1.26%
51,368	Envista Holdings Corp. *	1,738,293

Electrical Work - 2.10%
14,703	Quanta Services, Inc.	2,888,404

Electronic Components & Accessories - 1.27%
12,095	Universal Display Corp.	1,743,252

General Industrial Machinery & Equipment - 0.88%
4,112	Zebra Technologies Corp. Class A *	1,216,453

Household Appliances - 1.59%
30,071	A.O. Smith Corp.	2,188,567

Industrial Instruments for Measurement, Display & Control - 1.93%
15,830	Keysight Technologies, Inc. *	2,650,733

Instruments for Measuring & Testing of Electricity & Electric Signals - 2.25%
27,876	Teradyne, Inc.	3,103,435

Laboratory Analytical Instruments - 1.15%
13,208	Agilent Technologies, Inc.	1,588,262

Lumber & Wood Products (No Furniture) - 1.82%
38,230	Trex Co., Inc. *	2,506,359

Measuring & Controlling Devices - 1.40%
36,279	Trimble, Inc. *	1,920,610

Metalworking Machinery & Equipment - 1.12%
7,778	Lincoln Electric Holdings, Inc.	1,544,944

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares		Fair Value

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 1.23%
3,666	Martin Marietta Materials, Inc.	$ 1,692,556

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.10%
8,225	Novanta, Inc. *	1,514,222

Motorcycles, Bicycles & Parts - 0.42%
5,361	Fox Factory Holding Corp. *	581,722

Motor Vehicle Parts & Accessories - 1.52%
42,778	Borgwarner, Inc.	2,092,272

Motors & Generators - 1.31%
12,113	Generac Holdings, Inc. Class A *	1,806,412

Ophthalmic Goods - 1.78%
39,421	National Vision Holdings, Inc. *	957,536
3,881	The Cooper Companies, Inc.	1,488,092
		2,445,628
Optical Instruments & Lenses - 1.33%
3,775	KLA Corp.	1,830,950

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.46%
20,725	Edwards Lifesciences Corp. *	1,954,989
8,223	Intuitive Surgical, Inc. *	2,811,773
		4,766,762
Pharmaceutical Preparations - 1.32%
47,713	Genmab A/S ADR *	1,813,571

Railroad Equipment - 0.71%
8,889	Westinghouse Air Brake Technologies Corp.	974,857

Retail-Auto Dealers & Gasoline Stations - 1.90%
28,686	Copart, Inc. *	2,616,450

Retail-Building Materials, Hardware, Garden Supply - 1.76%
41,046	Fastenal Co.	2,421,304

Retail-Lumber & Other Building Materials Dealers - 1.48%
19,629	Floor & Decor Holdings, Inc. Class A *	2,040,631

Retail-Shoe Stores - 0.70%
35,745	Foot Locker, Inc.	969,047

Rolling Drawing & Extruding of Nonferrous Metals - 0.66%
18,305	Howmet Aerospace, Inc.	907,196

Rubber & Plastics Footwear - 1.17%
48,709	On Holding AG Class A (Switzerland) *	1,607,397

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares		Fair Value

Semiconductors & Related Devices - 8.07%
11,567	Lattice Semiconductor Corp. *	$ 1,111,242
52,716	Marvell Technology Group Ltd. (Bermuda)	3,151,362
33,043	Microchip Technology, Inc.	2,960,322
7,188	Monolithic Power Systems, Inc.	3,883,173
		11,106,099
Services-Business Services - 4.46%
68,891	Costar Group, Inc. *	6,131,299

Services-Computer Programming, Data Processing, Etc. - 6.47%
3,161	Factset Research Systems, Inc.	1,266,455
113,374	Pinterest, Inc. Class A *	3,099,645
18,750	Shutterstock, Inc.	912,562
36,258	The Trade Desk, Inc. Class A *	2,799,843
21,085	DoubleVerify Holdings, Inc. *	820,628
		8,899,133
Services-Computer Processing & Data Preparation - 1.30%
7,929	Workday, Inc. Class A *	1,791,082

Services-Miscellaneous Amusement & Recreation - 1.46%
7,962	Vail Resorts, Inc.	2,004,513

Services-Miscellaneous Equipment Rental & Leasing - 0.57%
16,304	Willscot Mobile Mini Holdings Corp. *	779,168

Services-Prepackaged Software - 13.71%
18,363	Cadence Design Systems, Inc. *	4,306,491
14,275	Crowdstrike Holdings, Inc. Class A *	2,096,569
24,684	Docusign, Inc. *	1,261,106
25,571	EngageSmart, Inc. *	488,150
3,095	HubSpot, Inc. *	1,646,819
7,107	Paycom Software, Inc.	2,283,053
6,612	Tyler Technologies, Inc. *	2,753,700
6,974	Veeva Systems, Inc. Class A *	1,378,969
15,268	Workiva, Inc. *	1,552,145
43,466	ZoomInfo Technologies, Inc. *	1,103,602
		18,870,604
Sugar & Confectionery Products - 1.36%
7,472	Hershey Co.	1,865,758

Surgical & Medical Instruments & Apparatus - 5.33%
38,718	DexCom, Inc. *	4,975,650
1,948	Inspire Medical Systems, Inc. *	632,399
4,504	West Pharmaceutical Services, Inc. Class C	1,722,645
		7,330,694
Switchgear & Switchboard Apparatus - 1.00%
4,746	Littelfuse, Inc.	1,382,557

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares		Fair Value

Trucking (No Local) - 1.53%
5,685	Old Dominion Freight Line, Inc.	$ 2,102,029

Wholesale-Miscellaneous Durable Goods - 1.77%
6,493	Pool Corp.	2,432,537

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.70%
28,978	Hologic, Inc. *	2,346,349

TOTAL FOR INVESTMENTS (Cost $106,044,147) ** - 96.50%		132,798,267

OTHER ASSETS LESS LIABILITIES, NET - 3.50%		4,820,350

NET ASSETS - 100.00%		$137,618,617

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

AG - Abbreviation for the German word Aktiengesellschaft.

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2023

Shares/Par		Fair Value

COMMON STOCKS - 7.25%

Arrangement of Transportation of Freight & Cargo - 0.29%
2,496	C.H. Robinson Worldwide, Inc.	$ 235,497
3,601	Expeditors International of Washington, Inc.	436,189
		671,686
Beverages - 0.34%
6,174	The Coca-Cola Co.	371,798
2,305	PepsiCo, Inc.	426,932
		798,730
Canned Fruit, Vegetables, Preserves, Jams & Jellies - 0.11%
1,660	The J.M. Smucker Co.	245,132

Construction, Mining & Materials Handling Machinery & Equipment - 0.17%
2,586	Dover Corp.	381,823

Converted Paper & Paperboard Products - 0.16%
2,762	Kimberly-Clark Corp.	381,322

Electric Services - 0.16%
5,141	Nextera Energy, Inc.	381,462

Electromedical & Electrotherapeutic Apparatus - 0.16%
4,177	Medtronic PLC (Ireland)	367,994

Electronic & Other Electrical Equipment - 0.17%
4,327	Emerson Electric Co.	391,117

General Industrial Machinery & Equipment - 0.31%
1,773	Illinois Tool Works, Inc.	443,534
1,121	Nordson Corp.	278,210
		721,744
Household Appliances - 0.22%
7,132	A.O. Smith Corp.	519,067

Industrial Inorganic Chemicals - 0.42%
1,502	Air Products & Chemicals, Inc.	449,894
1,398	Linde AG PLC (Ireland)	532,750
		982,644
Industrial Instruments for Measurement, Display, and Control - 0.19%
892	Roper Technologies, Inc.	428,874

Men's & Boy's Furnishings - 0.23%
1,070	Cintas Corp.	531,876

Miscellaneous Food Preparations & Kindred Products - 0.15%
4,083	McCormick & Company, Inc.	356,160

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.16%
2,496	PPG Industries, Inc.	370,157

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares/Par		Fair Value

Perfumes, Cosmetics & Other Toilet Preparations - 0.16%
4,751	Colgate-Palmolive Co.	$ 366,017

Pharmaceutical Preparations - 0.41%
3,436	Abbott Laboratories	374,593
1,348	AbbVie, Inc.	181,616
2,319	Johnson & Johnson	383,841
		940,050
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.37%
3,854	Albemarle Corp.	859,789

Retail-Building Materials, Hardware, Garden Supply - 0.18%
1,569	The Sherwin-Williams Co.	416,601

Retail-Lumber & Other Building Materials - 0.21%
2,186	Lowe's Companies, Inc.	493,380

Retail-Variety Stores - 0.13%
2,324	Target Corp.	306,536

Services-Consumer Credit Reporting, Collection Agencies - 0.13%
723	S&P Global, Inc.	289,843

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.53%
4,772	Church & Dwight Co., Inc.	478,297
2,036	Ecolab, Inc.	380,101
2,513	The Procter Gamble Co.	381,323
		1,239,721
Special Industry Machinery (No Metalworking Machinery) - 0.19%
6,670	Pentair PLC (Ireland)	430,882

Specialty Cleaning, Polishing & Sanitation Preparations - 0.16%
2,400	The Clorox Co.	381,696

Steel Works, Blasts Furnaces & Rolling Mills (Coke Ovens) - 0.26%
3,699	Nucor Corp.	606,562

Surgical & Medical Instruments & Apparatus - 0.57%
3,885	3M Co.	388,850
1,440	Becton, Dickinson & Co.	380,174
1,422	West Pharmaceutical Services, Inc.	543,872
		1,312,896
Wholesale-Durable Goods - 0.30%
893	W.W. Grainger, Inc.	704,211

Wholesale-Groceries & Related Products - 0.17%
5,384	Sysco Corp.	399,493

Wholesale-Motor Vehicle Supplies & New Parts - 0.24%
3,268	Genuine Parts Co.	553,044

TOTAL FOR COMMON STOCKS (Cost $10,952,515) - 7.25%		16,830,509

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares/Par		Fair Value

REAL ESTATE INVESTMENT TRUSTS - 0.12%
1,162	Essex Property Trust, Inc.	$ 272,256
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $343,361) - 0.12%		272,256

SUKUKS - 62.90%

Banks - 11.24%
8,300,000	AHB Sukuk, Ltd., 4.375%, 09/19/2023 (United Arab Emirates)	8,261,322
1,000,000	AUB Sukuk, Ltd., Unsecd. Note, Series EMTN, 2.615%, 09/09/2026 (Bahrain)	903,162
3,000,000	DIB Sukuk, Ltd., Sr. Unsecd. Note, 2.950%, 02/20/2025 (United Arab Emirates)	2,878,899
3,450,000	KIB Sukuk Ltd., Sub., 2.375%, 11/30/2030 (Kuwait)	3,065,980
7,100,000	QIB Sukuk, Ltd., Unsecd. Note, Series EMTN, 3.982%, 03/26/2024 (Qatar)	7,018,208
4,000,000	QIIB Senior Sukuk, Ltd., Unsecd. Note, REGS, 4.264%, 03/05/2024 (Qatar)	3,958,352
		26,085,923
Basic Materials - 3.32%
7,785,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	7,698,298

Communications Equipment - 2.79%
4,600,000	Axiata Spv2 Bhd, 4.357%, 03/24/2026 (Malaysia)	4,453,927
2,000,000	ICD Sukuk Co. Ltd., 5.000%, 02/01/2027 (United Arab Emirates)	2,012,052
		6,465,979
Energy - 4.19%
3,000,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, REGS, 0.946%, 06/17/2024 (Saudi Arabia)	2,859,825
6,500,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 0.946%, 06/17/2024 (Saudi Arabia) (1)	6,185,075
800,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 2.694%, 06/17/2031 (Saudi Arabia) (1)	687,594
		9,732,494
Financial Services - 2.56%
1,500,000	Air Lease Corp. Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 5.850%, 04/01/2028 (United States) (1)	1,515,434
4,500,000	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025 (United Arab Emirates)	4,438,665
		5,954,099
Food and Beverage - 1.28%
3,000,000	Almarai Sukuk, Ltd., 4.311%, 03/05/2024 (Saudi Arabia)	2,968,068

Home Construction - 5.60%
6,000,000	Aldar Sukuk Ltd., 4.750%, 09/29/2025 (United Arab Emirates)	5,952,288
7,200,000	Esic Sukuk Ltd., 3.939%, 07/30/2024 (United Arab Emirates)	7,037,107
		12,989,395
Real Estate - 3.88%
2,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	2,453,863
1,000,000	DAE Sukuk DIFC Ltd., Series 144A, 3.750%, 02/15/2026 (United Arab Emirates) (1)	948,356
5,700,000	EMG Sukuk Ltd., 4.564%, 06/18/2024 (United Arab Emirates)	5,610,225
		9,012,444

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares/Par		Fair Value

Sovereigns - 20.48%
2,000,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	$ 1,970,966
1,500,000	CBB International Sukuk Progr. Co., REGS, 6.250%, 11/14/2024 (Bahrain)	1,497,696
2,000,000	CBB International Sukuk Progr. SPC., REGS, 6.250%, 11/14/2024 (Bahrain)	1,998,942
1,500,000	CBB International Sukuk Progr. SPC., Series 144A, 3.950%, 09/16/2027 (Bahrain) (1)	1,398,960
1,000,000	CBB International Sukuk Progr. WLL., Series 144A, 3.875%, 05/18/2029 (Bahrain) (1)	894,480
1,000,000	CBB International Sukuk Progr. WLL., Sr. Unsecd., Series REGS, 3.875%, 05/18/2029 (Bahrain)	898,458
2,000,000	Egypt Taskeek Co., Sr. Unsecd. Series 144A, 10.875%, 02/28/2026 (Egypt) (1)	1,851,400
1,000,000	Hazine Mustesarligi, Series 144A, 5.125%, 06/22/2026 (Turkey) (1)	916,300
3,000,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	2,948,070
2,500,000	Oman, Government, Sr. Unsecd. Series REGS, 4.397%, 06/01/2024 (Oman)	2,462,468
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,528,125
1,000,000	Oman, Government, Series 144A, 4.875%, 06/15/2030 (Oman) (1)	998,030
2,500,000	Perusahaan Pener Indois Sukuk, Series 144A, 2.300%, 06/23/2025 (Indonesia) (1)	2,357,505
3,800,000	Perusahaan Pener Indois Sukuk, Series REGS, 2.300%, 06/23/2025 (Indonesia)	3,583,408
3,500,000	Perusahaan Penerbit SBSN Indois Sukuk, Series REGS, 3.900%, 08/20/2024 (Indonesia)	3,451,875
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	1,651,300
3,800,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.900%, 08/20/2024 (Indonesia) (1)	3,747,750
2,500,000	Ras al-Khaimah, 3.094%, 03/31/2025 (United Arab Emirates)	2,417,012
4,000,000	Sharjah Sukuk Ltd., 3.854%, 04/03/2026 (United Arab Emirates)	3,860,344
2,800,000	Sharjah Sukuk Ltd., 3.764%, 09/17/2024 (United Arab Emirates)	2,747,990
2,000,000	Wakala Global Sukuk BHD, REGS, 3.043%, 04/22/2025 (Malaysia)	1,931,054
1,500,000	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026 (Malaysia)	1,428,216
		47,540,349
Supranationals - 2.27%
2,500,000	IDB Trust Services, Ltd. REGS, 1.957%, 10/02/2024 (Supranational)	2,390,525
2,900,000	IDB Trust Services, Ltd. REGS, 3.389%, 09/26/2023 (Supranational)	2,882,107
		5,272,632
Utilities - 4.34%
2,758,000	Saudi Electricity Global, Sr. Unsecd. Note REGS, 1.740%, 09/17/2025 (Saudi Arabia)	2,567,077
4,704,000	Tabreed Sukuk SPC, Ltd, Sr. Unsecd. Note REGS, 5.500%, 10/31/2025 (United Arab Emirates)	4,724,251
3,000,000	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026 (Malaysia)	2,771,703
		10,063,031
Wireline Telecommunications Services - 0.95%
2,300,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)	2,209,150

TOTAL FOR SUKUKS (Cost $151,565,142) - 62.90%		145,991,862

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

TRADE FINANCE AGREEMENTS - 2.63% (2) (5)
Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 2.63%
534,147	African Export Import Bank DD2, 5.119% (12-month US LIBOR +1.000%), 09/05/2023 (Egypt) (3)	09/06/2022	534,147	$ 532,705
1,288,712	Government of Bangladesh, 5.886%, (SOFR +1.880%), 07/05/2023 (Bangladesh) (3)	01/03/2023	1,288,712	1,288,584
962,637	Government of Bangladesh, 5.894%, (SOFR +1.880%), 07/31/2023 (Bangladesh) (3)	01/26/2023	962,637	962,541
109,818	Government of Egypt, 3.680%, 07/03/2023 (Egypt)	07/05/2022	109,818	106,787
27,641	Government of Egypt, 3.680%, 07/13/2023 (Egypt)	07/15/2022	27,641	26,878
25,863	Government of Egypt, 3.680%, 07/17/2023 (Egypt)	07/21/2022	25,863	25,149
4,247	Government of Egypt, 3.680%, 07/21/2023 (Egypt)	07/21/2022	4,247	4,130
48,262	Government of Egypt, 3.680%, 09/01/2023 (Egypt)	09/01/2022	48,262	46,930
24,537	Government of Egypt, 3.680%, 09/07/2023 (Egypt)	09/08/2022	24,537	23,860
138,905	Government of Egypt, 3.680%, 09/18/2023 (Egypt)	09/19/2022 - 09/20/2022	138,905	135,070
3,095	Government of Egypt, 3.680%, 09/21/2023 (Egypt)	09/22/2022	3,095	3,009
24,235	Government of Egypt, 3.680%, 09/25/2023 (Egypt)	09/27/2022	24,235	23,566
48,335	Government of Egypt, 3.680%, 10/06/2023 (Egypt)	10/07/2022	48,335	47,002
4,094	Government of Egypt, 3.680%, 10/10/2023 (Egypt)	10/10/2022 - 10/11/2022	4,094	3,981
2,832	Government of Egypt, 3.680%, 10/12/2023 (Egypt)	10/13/2022	2,832	2,754
534	Government of Egypt, 3.680%, 10/23/2023 (Egypt)	10/26/2022	534	519
2,467	Government of Egypt, 3.680%, 11/02/2023 (Egypt)	11/03/2022	2,467	2,399
40,082	Government of Egypt, 3.680%, 11/09/2023 (Egypt)	11/10/2022	40,082	38,975
175	Government of Egypt, 3.680%, 11/20/2023 (Egypt)	11/21/2022	175	170
1,098	Government of Egypt, 3.680%, 11/24/2023 (Egypt)	11/23/2022	1,098	1,068
658,692	Government of Egypt, 7.338%, (12-month SOFR +2.500%), 01/02/2024 (Egypt) (3)	01/03/2023	658,692	629,380
718,200	Government of Egypt, 7.293%, (12-month SOFR +2.500%), 01/12/2024 (Egypt) (3)	01/13/2023	713,758	686,240

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2023

Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 2.63% (Continued)
704,231	Government of Egypt, 7.271%-7.296%, (12- month SOFR +2.500%), 01/29/2024 (Egypt) (3)	01/30/2023 - 01/31/2023	704,231	$ 672,893
64,269	Government of Egypt, 7.755%-7.765%, (12- month SOFR +2.500%), 02/26/2024 (Egypt) (3)	02/27/2023 - 03/01/2023	64,269	61,409
476,003	Government of Egypt, 7.802%, (12-month SOFR +2.500%), 03/04/2024 (Egypt) (3)	03/06/2023	476,003	454,821
348,399	Government of Egypt, 7.427%, (12-months SOFR +2.500%), 05/24/2024 (Egypt) (3)	05/25/2023	348,399	332,895
TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $6,257,068) - 2.63%			$ 6,257,068	$ 6,113,715

BANK TIME DEPOSITS - 23.06% (4)
18,377,529	Arab Banking Corp., NY Branch, 5.100%-5.550%, 07/13/2023-10/23/2023 (Bahrain)			18,377,529
10,217,159	Gulf International Bank (UK), 4.100%-5.100%, 07/27/2023-10/30/2023 (Bahrain)			10,217,159
12,086,201	Maybank Islamic Bank, 4.950%-5.460%, 07/05/2023-12/28/2023 (Malaysia)			12,086,201
12,846,231	Qatar National Bank, 5.280%-5.820%, 07/06/2023-12/08/2023 (Qatar)			12,846,231
TOTAL FOR BANK TIME DEPOSITS (Cost $53,527,120) - 23.06%				53,527,120

TOTAL FOR INVESTMENTS (Cost $222,645,206) ** - 95.96%				222,735,462

OTHER ASSETS LESS LIABILITIES, NET - 4.04%				9,388,079

NET ASSETS - 100.00%				$ 232,123,541

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2023 these liquid restricted securities amount to $30,837,529, which represented 13.28% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2023, these restricted and/or illiquid securities amounted to $6,113,715, which represented 2.63% of total net assets and are level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

(5) Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.

LIBOR – London Inter-Bank Offered Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. The use of LIBOR as a benchmark is in transition and ceased on June 30, 2023.

SOFR - Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans that replaced the LIBOR.

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

AZZAD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2023

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Fair Value (Cost $106,044,147 and $222,645,206, respectively)	$ 132,798,267	$ 222,735,462
Cash	4,789,040	7,569,400
Receivables:
Shareholder Subscriptions	97,281	121,380
Dividends	34,670	25,751
Sukuk and Other Income	-	2,187,584
Securities Sold	-	23,149
Prepaid Expenses	15,596	15,728
Total Assets	137,734,854	232,678,454
Liabilities:
Shareholder Redemptions	15,357	374,806
Distributions Payable	-	6,001
Due to Adviser	61,728	140,003
Distribution Fees	12,919	1,443
Trustee Fees	37	162
Accrued Expenses	26,196	32,498
Total Liabilities	116,237	554,913
Net Assets	$ 137,618,617	$ 232,123,541

Net Assets Consist of:
Paid In Capital	$ 107,661,591	$ 232,087,090
Distributable Earnings (Deficit)	29,957,026	36,451
Net Assets, for 8,329,427 and 22,027,465 Shares Outstanding, respectively	$ 137,618,617	$ 232,123,541

Net Asset Value Per Share	$ 16.52	$ 10.54

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

AZZAD FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2023

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 522,041	$ 295,691
Sukuk Income	-	4,144,961
Other Income from Underlying Investments	-	1,953,661
Total Investment Income	522,041	6,394,313

Expenses:
Advisory	956,343	1,733,115
Distribution	179,314	108,320
Legal	21,786	23,000
Transfer Agent	74,333	70,388
Audit	13,900	16,946
Registration and Filing Fees	37,743	33,199
Administrative	8,997	8,997
Custody	24,470	65,132
Printing	8,449	4,485
Trustee	7,441	9,634
Miscellaneous	29,755	31,627
Insurance	996	996
Total Expenses	1,363,527	2,105,839
Fees Waived by the Adviser	(180,053)	(177,748)
Net Expenses	1,183,474	1,928,091

Net Investment Income (Loss)	(661,433)	4,466,222

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	4,577,628	(55,574)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	24,811,319	1,971,988
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	29,388,947	1,916,414

Net Increase in Net Assets Resulting from Operations	$ 28,727,514	$ 6,382,636

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	6/30/2023	6/30/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (661,433)	$ (938,090)
Net Realized Gain on Investments	4,577,628	194,302
Unrealized Appreciation (Depreciation) on Investments	24,811,319	(38,559,194)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,727,514	(39,302,982)

Distributions to Shareholders	(63,642)	(17,156,568)

Capital Share Transactions	2,829,125	25,054,479

Total Increase (Decrease) in Net Assets	31,492,997	(31,405,071)

Net Assets:
Beginning of Year	106,125,620	137,530,691

End of Year	$ 137,618,617	$ 106,125,620

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	6/30/2023	6/30/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 4,466,222	$ 2,630,188
Net Realized Gain (Loss) on Investments	(55,574)	284,119
Unrealized Appreciation (Depreciation) on Investments	1,971,988	(10,700,592)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,382,636	(7,786,285)

Distributions to Shareholders	(4,569,203)	(3,456,028)

Capital Share Transactions	19,097,810	27,022,761

Total Increase in Net Assets	20,911,243	15,780,448

Net Assets:
Beginning of Year	211,212,298	195,431,850

End of Year	$ 232,123,541	$ 211,212,298

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

For the Years Ended				
	6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Net Asset Value, at Beginning of Year	$ 13.05	$ 20.13	$ 15.57	$ 14.84	$ 14.18
Income From Investment Operations:					
Net Investment Income (Loss) *	(0.08)	(0.12)	(0.12)	(0.04)	0.00 ^
Net Gain (Loss) on Securities (Realized and Unrealized)	3.56	(4.53)	5.71	1.71	1.43
Total from Investment Operations	3.48	(4.65)	5.59	1.67	1.43
Distributions:					
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(0.01)	(2.43)	(1.03)	(0.94)	(0.77)
Total Distributions	(0.01)	(2.43)	(1.03)	(0.94)	(0.77)
Redemption Fees (a)	0.00	0.00	0.00 ^	0.00 ^	0.00 ^
Net Asset Value, at End of Year	$ 16.52	$ 13.05	$ 20.13	$ 15.57	$ 14.84
Total Return **	26.66%	(26.46)%	36.53%	11.63%	11.24%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 137,619	$ 106,126	$ 137,531	$ 101,046	$ 88,513
Before Waivers					
Ratio of Expenses to Average Net Assets	1.14%	1.12%	1.15%	1.15%	1.14%
Ratio of Net Investment Loss to Average Net Assets	(0.70)%	(0.82)%	(0.80)%	(0.42)%	(0.15)%
After Waivers					
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Asset	(0.55)%	(0.69)%	(0.64)%	(0.26)%	0.00%
Portfolio Turnover	27.88%	26.23%	64.12%	34.77%	49.29%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

For the Years Ended				
	6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Net Asset Value, at Beginning of Year	$ 10.45	$ 11.00	$ 10.65	$ 10.57	$ 10.43
Income From Investment Operations:					
Net Investment Income *	0.22	0.13	0.12	0.17	0.18
Net Gain (Loss) on Securities (Realized and Unrealized	0.09	(0.50)	0.35	0.08	0.19
Total from Investment Operations	0.31	(0.37)	0.47	0.25	0.37
Distributions:					
Net Investment Income	(0.21)	(0.15)	(0.10)	(0.17)	(0.19)
Realized Gains	(0.01)	(0.03)	(0.02)	0.00	(0.04)
Total Distributions	(0.22)	(0.18)	(0.12)	(0.17)	(0.23)
Redemption Fees (a)	0.00	0.00	0.00 ^	0.00 ^	0.00 ^
Net Asset Value, at End of Year	$ 10.54	$ 10.45	$ 11.00	$ 10.65	$ 10.57
Total Return **	2.99%	(3.46)%	4.39%	2.41%	3.63%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 232,124	$ 211,212	$ 195,432	$ 151,034	$ 139,638
Before Waivers/Recoupment					
Ratio of Expenses to Average Net Assets	0.97%	0.98%	1.20% +	1.42%	1.43%
Ratio of Net Investment Income to Average Net Asset	1.98%	1.14%	1.01%	1.52%	1.58%
After Waivers/Recoupment					
Ratio of Expenses to Average Net Assets	0.89%	0.89%	1.08% +	1.29%	1.29%
Ratio of Net Investment Income to Average Net Asset	2.06%	1.23%	1.14%	1.64%	1.72%
Portfolio Turnover	24.00%	26.47%	22.06%	50.14%	39.40%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ Amount calculated is less than $0.005 per share.

+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

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AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2023

Note 1.

Organization

The Azzad Funds (the "Trust" or “Funds”) is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each of Ethical Fund’s and Wise Fund’s classifications are “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of such Fund’s total assets would be invested in securities of that issuer, or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board Accounting Standard Codification 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

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The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on each of the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken on the Funds’ 2023 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

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financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

In computing net asset value, portfolio securities of the Fund are generally valued at their current market values determined on the basis of readily available market quotations, when available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The Adviser may utilize its valuation committee and third parties to assist the Adviser in its capacity as valuation designee available at the time the valuation is made and that the Adviser believes to be reliable.

The Board has approved the Adviser as valuation designee and has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a valuation committee to assist with the implementation of these Procedures. The valuation designee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The valuation designee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The valuation designee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the valuation designee and evaluates whether the valuation committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

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•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized as level 2 investments in the fair value hierarchy.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2023, 62.90% of the Wise Fund’s net assets were invested in Sukuks.  These instruments are categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties. A trade finance agreement transaction can involve various structures. For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements are categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2023 represented 2.63% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank time deposits are categorized as level 2 investments in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 23.06% of its net assets at June 30, 2023.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2023:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$132,798,267	$ -	$ -	$132,798,267
	$132,798,267	$ -	$ -	$132,798,267

There were no significant transfers into or out of level 1, level 2, or level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2023.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 16,830,509	$ -	$ -	$ 16,830,509
Real Estate Investment Trusts	272,256	-	-	272,256
Sukuks *	-	145,991,862	-	145,991,862
Trade Finance Agreements *	-	-	6,113,715	6,113,715
Bank Time Deposits	-	53,527,120	-	53,527,120
	$ 17,102,765	$199,518,982	$ 6,113,715	$222,735,462

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of level 1, level 2 or level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of level 1, level 2 and level 3 at the end of the reporting period.

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AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2022	$ 10,007,343
Change in Unrealized Depreciation	(74,236)
Realized Gain/(Loss)	6,110
Purchases	8,025,059
Sales	(11,850,561)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2023	$ 6,113,715

The Wise Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreements - Through May 31, 2023, the Adviser served as the investment adviser to Ethical Fund and Wise Fund under separate Investment Advisory Agreements between the Trust and the Adviser, on behalf of the respective Fund (each, a “Prior Advisory Agreement”).  As a result of a series of transactions on May 31, 2023, current employees of Azzad purchased the ownership interest of the outside investors resulting in a change of control of the Adviser.  Under the 1940 Act and the Investment Advisers Act of 1940, as amended, this change of control resulted in an assignment and the termination of each Prior Advisory Agreement.  This is because a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of an investment advisory agreement.

Beginning on June 1, 2023, the Adviser has served as the interim investment adviser to the Ethical Fund and the Wise Fund under separate Interim Investment Advisory Agreements between the Trust and the Adviser, on behalf of the respective Fund (each, an “Interim Agreement”).  Pursuant to the Interim Agreements, the Adviser continues to provide investment advisory services to the Funds.  Under the Interim Agreements, all investment advisory fees are held in escrow pending the approval of separate new Investment Advisory Agreements between the Trust and the Adviser, on behalf of each

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Fund (each a “New Investment Advisory Agreement”).  The special shareholder meeting will be held on August 15, 2023.

At a meeting of the Board held on May 26, 2023, the Board approved separate Interim Agreements between the Trust and the Adviser, on behalf of each Fund to take effect as of June 1, 2023.  At the meeting of the Board held on May 26, 2023, the Board also unanimously approved the New Advisory Agreement for each Fund, subject to approval by each Fund’s respective shareholders.  Except for the commencement date and limited term of 150 days under the Interim Agreement, the Interim Agreements and the New Advisory Agreements are otherwise identical in all material respects to the Prior Advisory Agreements.

Under each Prior Advisory Agreement and each Interim Agreement, the Adviser furnished management and investment advisory services and, subject to the supervision of the Board, directed the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For these services, the Adviser received a monthly management fee at the annual rate of 0.80% of the average daily net assets for each of the Ethical Fund and the Wise Fund.

For the year ended June 30, 2023, the Adviser earned $956,343 and $1,733,115 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2023, the Adviser was owed $60,988 and $139,263 in advisory fees for the Ethical Fund and Wise Fund, respectively. As of June 30, 2023, $131,061 and $271,650 were held in escrow per the terms of each Interim Agreement for the Ethical Fund and Wise Fund, respectively.

The Adviser has agreed to contractually waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 0.89% of the average daily net assets of the Ethical Fund and Wise Fund, respectively until at least December 1, 2023. Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect. For the year ended June 30, 2023, the Adviser waived fees of $180,053 for the Ethical Fund and $177,748 for the Wise Fund.

The Adviser may be entitled to reimbursement of fees waived or expenses paid by the Adviser from each Fund.  The amount of fees waived or expenses paid may be reimbursed to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation.  As of June 30, 2023, the unreimbursed amounts paid or waived by the Adviser on behalf of the

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AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

Ethical Fund and Wise Fund are $543,831 and $591,859, respectively.  As of June 30, 2023, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2021	June 30, 2024	$ 189,591	$ 221,139
June 30, 2022	June 30, 2025	$ 174,187	$ 192,972
June 30, 2023	June 30, 2026	$ 180,053	$ 177,748

Sub-Advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Delaware Investments Fund Advisers (“DIFA”) on April 30, 2021, on behalf of the Ethical Fund. Under the Sub-Advisory Agreement between the Adviser and DIFA, DIFA earns an annual sub-advisory fee equal to a flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee was paid to DIFA by the Adviser, not the Ethical Fund directly, and therefore is included in the advisory fees paid by the Ethical Fund. For the year ended June 30, 2023, DIFA earned $271,927 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investment Management Company (“Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore is included in the advisory fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the year ended June 30, 2023, Federated earned $498,425 in sub-advisory fees for the Wise Fund.

The Adviser entered into a Sub Sub-Advisory Agreement with Federated and Federated Hermes (UK) LLP (“Federated Hermes”) on July 26, 2021, on behalf of the Wise Fund. Federated and the Adviser retained Federated Hermes, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser oversees each of Federated and Federated Hermes and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.  Under the terms of the Sub-Subadvisory Agreement, Federated Hermes’ sub-subadvisory fee is paid by Federated, from the sub-advisory fee that Federated receives, and not directly by the Fund or the Adviser, and therefore does not increase the advisory fees paid by the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund. For the year ended June 30,

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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2023, the Adviser earned $8,997 from each Fund for administrative services.  As of June 30, 2023, the Ethical Fund and the Wise Fund each owed the Adviser $740 in administrative fees.

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2023 and 2022:

Ethical Fund	Year Ended 6/30/2023		Year Ended 6/30/2022
	Shares	Amount	Shares	Amount
Shares Sold	1,213,294	$ 17,537,275	2,226,584	$ 40,809,273
Shares issued in reinvestment of distributions	4,544	62,976	936,346	16,957,224
Shares redeemed	(1,021,034)	(14,771,126)	(1,860,763)	(32,712,018)
Net Increase	196,804	$ 2,829,125	1,302,167	$ 25,054,479

As of June 30, 2023, paid-in-capital totaled $107,661,591.

The following is a summary of capital share activity for the years ended June 30, 2023 and 2022:

Wise Fund	Year Ended 6/30/2023		Year Ended 6/30/2022
	Shares	Amount	Shares	Amount
Shares Sold	5,118,407	$ 53,714,902	7,310,776	$ 79,604,892
Shares issued in reinvestment of distributions	431,223	4,517,203	252,119	2,724,054
Shares redeemed	(3,731,091)	(39,134,295)	(5,119,209)	(55,306,185)
Net Increase	1,818,539	$ 19,097,810	2,443,686	$ 27,022,761

As of June 30, 2023, paid-in-capital totaled $232,087,090.

Note 6.

Investment Transactions

For the year ended June 30, 2023, purchases and sales of investment securities other than short-term investments aggregated $33,220,579 and $31,994,991 respectively, for the Ethical Fund. For the year ended June 30, 2023, the purchases and sales of investment securities other than short-term investments aggregated $45,484,522 and $37,273,343, respectively, for the Wise Fund.

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AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2023, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Arab Emirates	22.98%
Bahrain	16.45%
Qatar	10.26%
Malaysia	9.77%
Saudi Arabia	7.53%
United States	7.44%
Indonesia	6.37%
Kuwait	4.64%
Oman	3.85%
Egypt	2.46%
Supranational	2.27%
Bangladesh	0.97%
Ireland	0.58%
Turkey	0.39%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the U.S. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

The economy of the United Arab Emirates (UAE), in which the Wise Fund makes investments, is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy and the Wise Fund. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Wise Fund. In addition, political instability and protests the Middle

Annual Report | 36

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

East may cause disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Wise Fund.

Concentration Risk: To the extent that either the Ethical Fund or Wise Fund are concentrated in a particular sector or group of sectors, the Fund may be susceptible to loss due to adverse occurrences affecting that sector or group of sectors.

Technology Sector Risk: For the Ethical Fund, investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Note 8.

Tax Matters

As of June 30, 2023, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$106,044,147	$222,645,206

Gross tax appreciation of investments	$ 36,427,095	$ 6,278,172
Gross tax depreciation of investments	$ (9,672,975)	$ (6,187,916)
Net tax appreciation	$ 26,754,120	$ 90,256

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2023 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 26,754,120	$ 90,256
Undistributed ordinary income	-	1,769
Long-term Capital Loss Carryforward – Non-expiring	-	(20,645)
Short-term Capital Loss Carryforward – Non-expiring	-	(34,929)
Post-December net investment loss	(315,858)	-
Undistributed long-term capital gains	3,518,764	-
	$ 29,957,026	$ 36,451

Annual Report | 37

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Ethical Fund incurred and elected to defer $315,858 of such late year losses.

As of June 30, 2023, the Wise Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ (20,645)
Short-term non-expiring	$ (34,929)

The Ethical Fund has recorded a reclassification in the capital accounts. As of June 30, 2023, the Ethical Fund recorded permanent book/tax differences of $747,256 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

The Funds paid the following distributions for the years ended June 30, 2023 and 2022:

Ethical Fund
Year Ended	Amount	Tax Character
6/30/2023	$ 63,642	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2022	$ 556,924	Ordinary Income
6/30/2022	$16,599,644	Long-Term Capital Gain

Wise Fund
Year Ended	Amount	Tax Character
6/30/2023	$ 4,469,737	Ordinary Income
6/30/2023	$ 99,466	Long-Term Capital Gain

Year Ended	Amount	Tax Character
6/30/2022	$ 2,932,862	Ordinary Income
6/30/2022	$ 523,166	Long-Term Capital Gain

Note 9.

Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively. Under the Plan, permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and

Annual Report | 38

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2023, the Ethical Fund incurred $179,314 in distribution fees and the Wise Fund incurred $108,320 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act.  As of June 30, 2023, Charles Schwab & Co., Inc. (“Schwab”), in aggregate, owned approximately 58% and 75% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Schwab may be deemed to control both Funds.

Note 11.  Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Annual Report | 39

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

Note 12. Market Risk

Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 13. New Accounting Pronouncements

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on Secured Overnight Financing Rate (SOFR), which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Annual Report | 40

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2023

Note 14. Subsequent Events

On July 31, 2023, the Wise Fund paid shareholders of record at July 30, 2023, a net investment income distribution of $519,021, equivalent to $0.023277 per share.

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 15, 2023 for the purposes of: (i) approving a new investment advisory agreement between the Adviser and the Trust, with respect to the Ethical Fund; and (ii) approving a new investment advisory agreement between the Adviser and the Trust, with respect to the Wise Fund.

At the close of business May 31, 2023, the record date for the Special Meeting, there were 8,301,051 outstanding shares of the Ethical Fund and 21,764,135 outstanding shares of the Wise Fund. Shares represented in person and by proxy at the Special Meeting equaled 53.15% of the outstanding shares of the Ethical Fund and 69.16% of the Wise Fund. Therefore, a quorum was present for both Funds.

With respect to approval of the new investment advisory agreement between the Adviser and the Trust, with respect to the Ethical Fund, the following votes were cast:

Shares Outstanding	Shares Present in Person or by Proxy	Approve	Against	Abstain
8,301,051	4,411,690	99.99%	0.00%	0.00%

With respect to approval of the new investment advisory agreement between the Adviser and the Trust, with respect to the Wise Fund, the following votes were cast:

Shares Outstanding	Shares Present in Person or by Proxy	Approve	Against	Abstain
21,764,135	10,882,069	100.00%	0.00%	0.00%

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Annual Report | 41

AZZAD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  The Azzad Ethical Fund and Azzad Wise Capital Fund,

   each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2023, by correspondence with the custodian, clearing organizations and banks.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds auditor since 2005

Abington, Pennsylvania

August 22, 2023

Annual Report | 42

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (and/or services) (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ethical Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2023	June 30, 2023	January 1, 2023 to June 30, 2023

Actual	$1,000.00	$1,205.84	$5.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wise Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2023	June 30, 2023	January 1, 2023 to June 30, 2023

Actual	$1,000.00	$1,021.66	$4.46
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.38	$4.46

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report | 43

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 74	Trustee, Indefinite, Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Umbereen R. Ahmed 8220 Crestwood Heights Drive, 1010 Mclean, VA 22102 Age: 49	Trustee, Indefinite, Since 2020	2	Member of the executive sales team at Salesforce (2020 to present). Prior to joining Salesforce, Ms. Ahmed held various sales and executive positions with Microsoft.	None
Damani Ingram, Esq. 8609 Waterside Court, Laurel, MD 20723 Age: 51	Trustee, Indefinite, Since 2020	2	Partner and Managing Attorney of The Ingram Firm, LLC (since 2001 to present), Columbia, MD.	None

Annual Report | 44

AZZAD FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem [1] 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 59	Chairman, President, Treasurer and Trustee, Indefinite, Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 61	Secretary and Controller Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 49	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

**Effective as of June 21, 2023, Abed Awad resigned as a Trustee of the Trust.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Annual Report | 45

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2023 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The information on Form N-PORT is available without charge, upon requests, by calling (888) 350-3369.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) presented its review of the Funds’ investments to the Board which review determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

ADVISORY AGREEMENT APPROVAL, SUB-ADVISORY AND SUB SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on May 26, 2023, the Board of Trustees (the “Board” or the “Trustees”) of Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the approval of separate investment advisory agreements (the “Advisory Agreements”) and separate interim investment agreements (the “Interim Agreements”) between Azzad Asset Management, Inc. (the “Adviser”) and the Trust, with respect to each of the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”).

At the May 26, 2023 Board meeting, the Trustees also considered: (i) the renewal of the subadvisory agreement (the “Wise Fund Sub-Advisory Agreement”) between the Adviser and Federated Investment Management Company (“FIMC”) with respect to Azzad Wise Capital Fund; (ii) the renewal of the sub-advisory agreement (the “Ethical Fund Sub-Advisory Agreement”) between the Adviser and Delaware Investments Fund Advisers (“DIFA”) with respect to Azzad Ethical Fund; and (iii) the renewal of the

Annual Report | 46

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

sub sub-advisory agreement (the “Sub Sub-Advisory Agreement”) between the Adviser, FIMC and Federated Hermes (UK) LLP (“Federated Hermes”).

The Board requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, FIMC, DIFA and Federated Hermes, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance and information on compliance reporting and services provided to the Funds; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by each of the Adviser, FIMC, DIFA and Federated Hermes from their relationship with the Funds.

In considering the approval or renewal of each Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision.  In reaching their decision to renew each respective Agreement, the Board considered the factors enumerated below.

ADVISORY AGREEMENTS WITH AZZAD ASSET MANAGEMENT AND EACH OF THE AZZAD ETHICAL FUND AND AZZAD WISE CAPITAL FUND

Nature, Extent and Quality of the Services Provided to the Funds

The Board considered the nature, extent and quality of the services that had been historically provided by the Adviser to each Fund. The Trustees noted that while the ownership structure of the Adviser is expected to change, the Adviser’s internal resources, including employees and systems dedicated the Funds were expected to remain the same. The Trustees discussed the significant resources involved in operating the Funds, including the key employees, time, and financial commitment that the Adviser continues to commit to effectively managing the Funds. The Board concluded the new ownership structure with the Adviser being owned 100% by its employees helped support the Adviser’s commitment to maintaining and continuing to grow the advisory business.  The Board considered the unique investment philosophies and strategies of the Funds and the Adviser’s experience overseeing such unique investments and each Fund’s Sub-Adviser.  The Board considered that such investment strategies and services providers, including the Sub-Advisers, would remain unchanged.  The Board considered the Adviser’s use of proprietary software and strong culture of compliance to assist with the maintenance of each Fund’s investment restrictions and guidelines. The Trustees reviewed the services provided by the Adviser under the Current Advisory Agreements, the Interim Advisory Agreements and the New Advisory Agreements, including providing Trust officers and portfolio managers, voting and recording proxies, coordinating the Funds’ service providers, overseeing the Funds’ investment strategies and the Funds’ Sub-Advisers, noting that such services were expected to remain the same under the Interim Advisory Agreements and the New Advisory Agreements.

The Board discussed at length the services that have been provided by the Adviser under the Current Advisory Agreements, considered that such services were expected to continue under the New Advisory Agreements, and further considered the Adviser’s long-standing relationship as the investment adviser to the Funds and expressed satisfaction.  The Board discussed investment and operational personnel of the Adviser, including a review of each key person’s background and qualifications to service the Funds, noting no anticipated changed under the Interim Advisory Agreements and the New Advisory Agreements.  The Board reviewed and discussed the Adviser’s Form ADV, financial reports, including the independent valuation report provided by DeVoe and Company.  The Board reviewed the Adviser’s compliance policies and procedures in detail, noting no comments or deficiencies were noted on the SEC’s recent examination of the Trust and the Adviser and expressed satisfaction with the compliance program.  The Board noted that the Adviser reported no known pending or current material litigation within the past 12 months that was expected to affect the Adviser’s role as investment adviser to the Funds.  After a discussion, the Board concluded that the Adviser has sufficient experience, financial capabilities, experienced personnel and adequate compliance policies and procedures essential to perform its duties under each Interim Advisory

Annual Report | 47

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

Agreement and each New Advisory Agreement and that the nature, quality and extent of the advisory services provided to the Funds, as well as the Adviser’s compliance program, were expected to remain a benefit to the Funds and their shareholders.

Investment Performance of the Funds and the Adviser

The Trustees reviewed each Fund’s performance for prior periods and noted that each Fund’s performance is also reviewed and discussed at each quarterly Board meeting. The Trustees acknowledged that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2022.  The Board noted that the Wise Fund had been ranked as a 4-star Morningstar fund for the year ended December 31, 2022. The Board observed the  Wise Fund’s performance through March 31, 2023 over the same time periods noting slight underperformance relative to its benchmark and peers.  After further discussion, the Trustees concluded that the Wise Fund’s performance was acceptable.

The Board observed the Ethical Fund’s 1-year, 3-year, 5-year, 10-year and since inception performance through December 31, 2022, and noted that the Ethical Fund had outperformed its peer group average over the 1-year and 5-year periods, but had underperformed its peer group over all other periods and had underperformed its primary benchmark, the Russell Mid Cap Growth Index, over all periods through December 31, 2022. The Trustees considered the turbulent markets and the Adviser’s explanation for the Ethical Fund’s relative underperformance.  The Trustees noted that the Adviser believed that the Ethical Fund’s new model would perform well over a full market cycle, particularly in times of less market volatility.  The Board observed the Ethical Fund’s performance through March 31, 2023 over the same time periods noting significant outperformance relative to its benchmark and peers.  After further discussion, the Trustees concluded that the Ethical Fund’s performance was acceptable.

Fees and Expenses

The Trustees considered whether the Adviser’s historical compensation was fair and reasonable in light of the services that the Adviser is expected to provide to the Funds under the Interim Advisory Agreements and the New Advisory Agreements. The Board noted that the material terms, including fees and expenses of each Fund, will not change under the New Advisory Agreements.  The Board considered various factors in their deliberations, including the resources that the Adviser spends on overseeing and managing the Funds and each service provider, including the Sub-Advisers. The Trustees observed that each Fund’s advisory fee was 0.80%, further noting that the Wise Fund’s advisory fee had been reduced from 1.19% to 0.80% on January 1, 2021.  The Trustees observed that the Ethical Fund’s expense ratio of 0.99%, net of waivers, was lower than its peer group average of 1.00% and lower than its Morningstar category average of 1.11%.  The Trustees observed that Wise Fund’s expense ratio of 0.89%, net of waivers, was higher than the peer group average of 0.52% and higher than its Morningstar category average of 0.67%, but within the range of its peers.  The Trustees observed that in most instances, the peers with lower expense ratios had significantly more assets relative to the Wise Fund.

The Trustees discussed each Fund’s investment strategy with respect to each Fund’s advisory fee and expense ratio, relative to the information provided for the funds in each Fund’s peer group. The Trustees considered that the Adviser has historically compensated each Fund’s Sub-Adviser out of the Adviser’s investment advisory fee, not directly from the Funds. The Board considered the unique investment strategy, including Wise Fund’s investments in bank deposits, trade finance contracts and sukuk.  The Trustees further observed the Adviser’s ethical screening models to manage the Funds in accordance with each Fund’s ethical and investment mandate. The Trustees agreed that the fees and expenses for both Funds are acceptable, given each Fund’s unique investment strategy, ethical screening and the resources involved to actively manage each Fund.

Annual Report | 48

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

Profitability

The Trustees reviewed the historical profitability analysis provided by the Adviser and noted that the Adviser realized a slight loss in connection with its management of the Ethical Fund and a profit in connection with its management of Wise Fund.  The Trustees agreed that any realized profits were reasonable considering the time and effort necessary to manage each Fund. The Trustees considered that the Adviser had waived $172,749.88 and $183,417.34 in advisory fees over the twelve months ended December 31, 2022 for Ethical Fund and Wise Fund, respectively.  The Trustees considered the Adviser’s expenses for managing the Funds, including the sub-advisory fees that the Adviser pays to each Fund’s Sub-Adviser.  The Trustees acknowledged that the Adviser had no soft dollar arrangements in the previous year. They considered the Administration Agreement between the Trust and the Adviser, on behalf of both Funds, and any compensation paid to the Adviser, noting the Adviser’s costs in administering the Funds exceeds the amount paid by the Funds under each Agreement.  The Trustees concluded that the Adviser has not received excessive profits or ancillary benefits by managing the Funds.

Economies of Scale

The Trustees discussed economies of scale for each Fund.  The Trustees noted that the Adviser did not have immediate plans to change the fee structure of either Fund, again noting that the advisory fees under the Current Advisory Agreements would remain the same under the Interim Advisory Agreements and the New Advisory Agreements.  The Trustees discussed the Adviser’s intent to continue pursuing selling agreements with various financial intermediaries to grow the Funds’ assets. The Trustees determined to revisit the matter of economies of scale at the first renewal of each New Advisory Agreement.

Conclusion

Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of each Interim Advisory Agreement and each New Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure was reasonable, and that the approval of each Interim Advisory Agreement and each New Advisory Agreement was in the best interests of the Trust and shareholders of each Fund.

SUB-ADVISORY AGREEMENT WITH FIMC WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Wise Fund

The Board noted that FIMC provides a continuous investment program for the Wise Fund, manages the investments on a discretionary basis in accordance with the investment objectives, policies, restrictions and limitations as outlined in the Wise Fund’s registration statement, and in compliance with the rules and regulations applicable to regulated investment companies.  The Board observed that FIMC provides portfolio management sub-advisory services, primarily focused on the Wise Fund’s trade finance, bank deposits and sukuk securities. The Trustees further observed that the sub-advisory services that FIMC provides to the Wise Fund account for approximately 90% of the Wise Fund’s holdings and exclude the equity positions managed by the Adviser.  The Trustees reviewed the nature of services that FIMC provides the Wise Fund under the terms of the Sub-Advisory Agreement and reviewed in detail FIMC’s 15(c) questionnaire responses. The Board reviewed FIMC’s compliance systems, noting no recent exams or litigation and no material compliance violations related to the Wise Fund since the last renewal. The Trustees reviewed and determined that FIMC’s insurance coverage was sufficient.

The Trustees noted that FIMC was a wholly owned subsidiary of Federated Hermes, Inc. and considered the deep bench of operational, investment and compliance resources that FIMC has access to from such affiliation. The Trustees reviewed the experience and qualifications of FIMC’s key employees, including the FIMC portfolio managers Ihab Salib and John Polinski.  The Trustees observed that as of March 31, 2023, including the Wise Fund, Mr. Salib and Mr. Polinski managed assets totaling $3,699 million and $248 million, respectively.  The Trustees considered the time that

Annual Report | 49

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

each portfolio manager dedicated to managing assets and reviewed factors that determined the portfolio manager compensation.  The Trustees noted FIMC’s role as a sub-adviser to the Wise Fund and considered that FIMC furnishes investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding or disposition of securities owned or contemplated to be acquired from time to time, specifically with respect to trade finance, bank deposits and sukuk securities. The Trustees reviewed and discussed FIMC’s compliance program, noting any recent changes and further noting no material issues or violations that were applicable to the Wise Fund.  After a discussion, the Board concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by FIMC.

Investment Performance of the Wise Fund

The Trustees revisited the Wise Fund’ performance, as discussed earlier in the Meeting, and acknowledged that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2022 and further noted that the Wise Fund had also outperformed both its peer group and its primary benchmark for the quarter ended March 31, 2023.  The Board noted that the Wise Fund had been ranked as a 4-star Morningstar fund.  The Trustees concluded that FIMC’s contributions to Wise Fund’s performance has been consistent with the long-term investment strategy being pursued by the Wise Fund.

Fees and Expenses

The Trustees observed that, FIMC’s sub-advisory fee is paid by the Adviser, from its advisory fee and not directly by the Wise Fund. The Trustees considered the tiered, asset-based sub-advisory fees that FIMC charges with respect to the Wise Fund and further observed that on January 1, 2021, FIMC had voluntarily reduced its sub-advisory fee the Wise Fund to 0.25% of the average daily net assets for the portion of the Wise Fund that FIMC manages. The Board considered that FIMC intended to continue to voluntarily reduce its sub-advisory fee for the next year.  The Board noted FIMC does not benefit from soft dollar arrangements from its trades, nor does FIMC receive other fees or direct or indirect “fall out” benefits from FIMC’s sub-advisory relationship with the Wise Fund. The Trustees noted that the fees FIMC charges, in relation to its profit from the Wise Fund, were not unreasonable.

Profitability

The Board discussed the profitability of FIMC and observed that it does not calculate the profitability specific to its sub-advisory relationship with the Wise Fund. The Board reviewed FIMC’s overall profitability as disclosed in Federated Hermes, Inc.’s financial statements. The Board noted that, as disclosed in the Federated Hermes, Inc. 2022 Annual Report, Federated Hermes, Inc.’s consolidated net income was $239 million for the year ended December 31, 2022.  The Board reviewed the fees that the Adviser paid FIMC under the Sub-Advisory Agreement, discussed the continued voluntary fee waiver that FIMC provides to the Wise Fund and after a discussion, the Board concluded that the profits to FIMC are not excessive profitability was not an issue.

Economies of Scale

The Board considered whether economies of scale are present with respect to FIMC’s role as sub-adviser to the Wise Fund. The Board noted that while FIMC had voluntarily reduced is sub-advisory fee, the Board agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an Adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement with FIMC was fair and reasonable to shareholders, that FIMC’s services provided substantial benefits to shareholders, and that the renewal of the Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

Annual Report | 50

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

SUB SUB-ADVISORY AGREEMENT WITH FEDERATED HERMES WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Wise Fund

The Board noted that Federated Hermes is a wholly owned subsidiary of Federated Hermes, Inc., and an affiliate of FIMC, the Wise Fund’s sub-adviser. The Board observed that Federated Hermes is a publicly owned company that registered with SEC on November 2013 and with the Financial Services Authorities in the UK on November 2007. They noted that Federated Hermes had approximately $669 billion in assets under management, including separate accounts, as of December 31, 2022.

The Trustees reviewed the nature of services that Federated Hermes provides the Wise Fund under the terms of the Sub Sub-Advisory Agreement and reviewed in detail Federated Hermes’ 15(c) questionnaire responses. The Board considered the portfolio management team experience of Mr. Mohammed Elmi, noting his experience with fixed income securities and as previously serving as an analyst for Wise Fund for FIMC and currently Federated Hermes, and noted that Mr. Elmi would continue to serve as portfolio manager for the Wise Fund once the sub sub-advisory services are transitioned to HIML. The Trustees observed the amount of time that Mr. Elmi allocated to all fund activities, including the Wise Fund, specifically noting that he spent approximately 75% of his time on the investment process, including management and research. The Trustees observed that as of March 31, 2023, including the Wise Fund, Mr. Elmi managed assets totaling $1,207 million.  The Board also discussed Federated Hermes’s compensation practices, noting a base salary, discretionary bonus and long-term incentive compensation. They discussed Federated Hermes’ compliance program, noting that Federated Hermes utilizes FIMC’s compliance monitoring infrastructure, policies and procedures.  The Board observed that there had been no material compliance violations during the calendar year ended December 31, 2022 and that there were no regulatory exams that had not been presented since the last renewal. The Trustees noted that Federated Hermes’ insurance coverage and Fidelity Bond was sufficient.  The Trustees concluded that Federated Hermes is expected to continue to provide quality services to the Wise Fund as its sub sub-adviser.

Investment Performance of the Wise Fund

The Trustees revisited the Wise Fund’s performance, as discussed earlier in the Meeting, and acknowledged that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2022 and further noted that the Wise Fund had also outperformed both its peer group and its primary benchmark for the quarter ended March 31, 2023.  The Board noted that the Wise Fund had been ranked as a 4-star Morningstar fund.  The Trustees concluded that Federated Hermes’ contributions to Wise Fund’s performance has been consistent with the long-term investment strategy being pursued by the Wise Fund.

Fees and Expenses

The Trustees acknowledged that Federated Hermes’ sub sub-advisory fee is paid by FIMC, from its sub-advisory fee and not directly by the Wise Fund or the Adviser. The Trustees further considered the fees that the Sub-Adviser charges with respect to the Wise Fund, further noting that effective on January 1, 2021, FIMC had granted the Wise Fund a reduction from its contractual sub-advisory fee. The Board discussed the sub sub-advisory fees confirmed that there would be no additional compensation or benefits above and beyond the sub-advisory fee that the Adviser currently pays to FIMC. The Trustees concluded that Federated Hermes’ sub sub-advisory fee was reasonable.

Profitability

The Board discussed the profitability of Federated Hermes and observed that it does not calculate the profitability specific to its sub-advisory relationship with the Wise Fund; however, the Board reviewed Federated Hermes’ overall profitability as disclosed in Federated Hermes, Inc.’s financial statements. The Board noted that, as disclosed in the Federated Hermes, Inc. 2022 Annual Report, Federated

Annual Report | 51

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

Hermes, Inc.’s consolidated net income was $239 million for the year ended December 31, 2022.  The Board reviewed the fees that the Adviser paid FIMC under the Sub-Advisory Agreement and the fees that FIMC pays Federated Hermes under the Sub Sub-Advisory Agreement, discussed the continued voluntary fee waiver that FIMC provides to the Wise Fund and after a discussion, the Board concluded that the agreement was not excessive profitability.

Economies of Scale

The Board considered whether economies of scale are present with respect to Federated Hermes’s role as sub sub-adviser to the Wise Fund. The Trustees agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an Adviser level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub Sub-Advisory Agreement between the Adviser, FIMC and Federated Hermes, on behalf of the Wise Fund, was fair and reasonable to shareholders, that Federated Hermes’ services provided substantial benefits to shareholders, and that the renewal of the Sub Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

SUB-ADVISORY AGREEMENT WITH DIFA WITH RESPECT TO AZZAD ETHICAL FUND

Nature, Quality and Extent of the Services Provided to the Ethical Fund

The Trustees noted that DIFA is a series of Macquarie Investment Management Business Trust, and an affiliate of Macquarie Asset Management (“MAM”) and further noted that as of March 31, 2023, Macquarie Investment Management Business Trust had regulatory assets under management of approximately $236 billion.  The Trustees observed DIFA’s substantial infrastructure and the operational efficiencies and investment capabilities that have resulted from combining the Ethical Fund’s former sub-adviser’s (Ivy Investment Management Company) funds with the MAM platform. The Trustees discussed the qualifications of the key investment personnel, including Kimberly Scott, Nathan Brown and Bradley Halverson and reviewed information about portfolio manager compensation, noting the tenure of each portfolio manager with the Ethical Fund.  The Trustees noted that Kimberly Scott and Nathan Brown were both portfolio managers for the Ethical Fund during their time with Ivy Investment Management Company and that Bradley Halverson was added as a portfolio manager in 2021.  The Board noted that DIFA’s portfolio management team provides the Ethical Fund with investment recommendations on a daily basis through the “Ivy Mid Cap Growth” model portfolio.  The Board observed that the “Ivy Mid Cap Growth” model seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that DIFA believes are high quality and/or offer above-average growth potential. The Board observed that DIFA’s investment research primarily emphasizes a bottom-up (individual issuers) approach and focuses on middle capitalization companies that DIFA believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures.  The Board discussed the various factors and considerations that DIFA’s portfolio use when determining updating the model portfolio.   The Trustees noted that the Adviser executes trades based on DIFA’s model portfolio.  The Trustees noted that there had been no recent or pending litigation or regulatory exams, since the last renewal, that would impact the Ethical Fund but discussed prior examinations with various regulatory bodies that had taken place with respect to affiliated entities of DIFA.  They noted no material violations to DIFA’s compliance policies and procedures with respect to the Ethical Fund and further reviewed the changes to DIFA’s compliance policies and procedures since the initial approval. The Trustees reviewed DIFA’s insurance coverage was sufficient and determined such coverage to be sufficient.   The Board concluded that it was satisfied with the nature, extent and quality of the sub-advisory services provided by DIFA.

Annual Report | 52

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2023 (UNAUDITED)

Investment Performance of the Ethical Fund

The Trustees revisited the Ethical Fund’s 1-year, 3-year, 5-year, 10-year and since inception performance through December 31, 2022, as previously discussed during the Adviser’s report portion of the Meeting and noted that the Ethical Fund had outperformed its peer group average over the 1-year and 5-year periods, but the Ethical Fund had underperformed its peer group over all other periods and had underperformed its primary benchmark (Russell Mid Cap Growth Index) over all periods presented through December 31, 2022. The Trustees additionally reviewed the “Ivy Mid Cap Growth” model portfolio performance and discussed the reasons for the performance differences in the model versus the Ethical Fund, noting that the Ethical Fund had outperformed the model over the 1-year period, but had underperformed the model over the other periods presented.  The Board discussed the Ethical Fund’s quarterly performance for the quarter ended March 31, 2023, noting that Ethical Fund had outperformed its peer group average and its primary benchmark for the quarter.  The Board discussed the Ethical Fund’s performance and reviewed the Ethical Fund’s positions, risk statistics and performance attribution information.  After a discussion, the Trustees concluded that the Ethical Fund’s performance was not unreasonable and that DIFA should be allowed the opportunity to continue providing the mid-cap growth model recommendations to the Adviser.

Fees and Expenses

The Trustees observed that DIFA’s sub-advisory fee is paid by the Adviser from its advisory fee and not directly by the Ethical Fund. They discussed DIFA’s sub-advisory fee of 0.25% and noted DIFA’s explanation that, to its knowledge, DIFA received no additional compensation or benefits, including soft dollars, from its relationship with the Ethical Fund. The Trustees discussed DIFA’s sub-advisory fee in relation to other similarly managed funds, noting that the sub-advisory fee was in line with fees charged by DIFA to other model sub-adviser strategies.  After a discussion, the Trustees concluded that DIFA’s sub-advisory fee was not unreasonable.

Profitability

The Trustees noted that while DIFA did not provide a profitability analysis of its “model-only” investment strategy business, DIFA did provide the profitability realized by MAM in connection with all of its business lines, including DIFA’s sub-advisory services to the Ethical Fund.  The Board discussed whether the amount of overall profit was a fair entrepreneurial profit with respect to the services to be provided to the Ethical Fund.  The Board concluded that excessive profitability was not an issue with DIFA at current asset and allocation levels and the Board would further evaluate profitability in the future.

Economies of Scale

The Trustees considered economies of scale with respect to DIFA’s sub-advisory services provided to the Ethical Fund.  They observed that because DIFA provides the Ethical Fund with a model-only recommended portfolio on a flat fee structure, DIFA did not anticipate any adjustment to the fee level to reflect economies of scale at this time.   Further, the Trustees agreed that economies, with respect to the overall Ethical Fund fees and expenses, was primarily an Adviser-level issue and should be considered with respect to the Ethical Fund’s overall advisory agreement and advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement with DIFA was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the renewal of the Sub-Advisory Agreement was in the best interests of the Ethical Fund and its shareholders.

Annual Report | 53

BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Umbereen R. Ahmed
Damani Ingram, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISERS
Delaware Investments Fund Advisers
Federated Investment Management Company
Federated Hermes (UK) LLP

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that the Registrant does not have an audit committee financial expert.  This is because the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2023

$ 28,000

FY 2022

$ 26,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2023

$ 0

FY2022

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2023

$ 4,800

FY 2022

$ 4,400

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2023

$ 0

FY2022

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2023

$ 4,800

FY 2022

$ 4,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

 A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 31, 2023